UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2010

This report on Form N-CSR relates solely to the Registrant's Fidelity Real Estate High Income Fund series (the "Fund").

Item 1. Reports to Stockholders

Fidelity®
Real Estate High Income
Fund

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets and cash flows as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-617-563-6414 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $1,000,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	25.65%	1.27%	7.41%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital® U.S. CMBS ex AAA Index and The BofA Merrill LynchSM US Cash Pay High Yield Index performed over the same period.

Effective February 1, 2010, Fidelity Real Estate High Income Fund began comparing its performance to the Barclays Capital U.S. CMBS ex AAA Index rather than The BofA Merrill Lynch US Cash Pay High Yield Index because the Barclays Capital U.S. CMBS ex AAA Index conforms more closely to the fund's investment strategies.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yielding real estate securities performed quite well during the year ending November 30, 2010, as a recovering U.S. economy, low interest rates and limited supply of new issues provided a favorable backdrop for the group, especially securities of lower credit quality. Although there was continued healing in the commercial real estate market, fundamentals - meaning vacancies, rents and other industry yardsticks - remained mixed. Short-occupancy properties - such as hotels - in major cities did relatively well, bolstered by a pickup in business and leisure travel. However, longer-occupancy properties, such as office buildings, remained weaker, particularly in secondary markets. Amid improving demand for real estate securities of all kinds, supply remained constrained. The new-issue market began to recover from the moribund state reached during the depths of the credit crisis. However, the volume of new issues remained well below pre-recession peak levels. New issues enjoyed healthy demand, in part due to tighter underwriting standards in place since the onset of the credit crisis. For the 12-month period, the Barclays Capital® U.S. CMBS ex AAA Index returned 41.09%.

Comments from Stephen Rosen and David Bagnani, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity® Real Estate High Income Fund: During the year, the fund returned 25.65%, trailing the Barclays Capital U.S. CMBS ex AAA Index, which became the fund's primary benchmark on February 1, 2010. Its previous benchmark, The BofA Merrill LynchSM US Cash Pay High Yield Index, rose 16.69% during the same period. The fund's focus on securities of higher credit quality hurt performance versus the Barclays index. In absolute terms, the fund's largest contributor also was its largest position, on average: CSFB 1998-C1 F. During the period, the loans supporting the bond continued to pay down and its delinquency rate remained low, which boosted its price. Other key contributors included ASC 1997-D4 B5 and GMACC 1997-C2 G. All the contributors I've mentioned were CMBS. Conversely, two CDO positions in AHR 2002-2A bonds, where we owned the F and G tranches, worked against the fund's performance. Problems with some of the underlying collateral created uncertainty for these bonds, sending their prices much lower. Owning the J, K and L tranches of MLMT 2004-KEY2 also hampered results. Rising delinquencies and deteriorating collateral triggered interest shortfalls for these CMBS, with an accompanying sharp decline in their prices.

Note to shareholders: Effective January 1, 2011, Barclays Capital will no longer maintain the high-yield component of the Barclays Capital U.S. CMBS ex AAA Index. Going forward, the fund will measure its performance against this index absent the high-yield component.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Actual	.82%	$ 1,000.00	$ 1,077.00	$ 4.27
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.96	$ 4.15

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of November 30, 2010	As of May 31, 2010
AAA,AA,A 37.2%	AAA,AA,A 39.8%
BBB 16.2%	BBB 14.9%
BB 16.9%	BB 16.7%
B 9.9%	B 9.3%
CCC,CC,C 7.1%	CCC,CC,C 7.2%
D 0.7%	D 1.4%
Not Rated 4.5%	Not Rated 4.7%
Equities 3.8%	Equities 3.7%
Short-Term Investments and Net Other Assets 3.7%	Short-Term Investments and Net Other Assets 2.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the report date and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of November 30, 2010	As of May 31, 2010
Interfund Loans 0.1%	Interfund Loans 1.3%
CMOs and Other Mortgage Related Securities 77.5%	CMOs and Other Mortgage Related Securities 78.1%
Asset-Backed Securities 8.6%	Asset-Backed Securities 8.7%
Nonconvertible Bonds 4.7%	Nonconvertible Bonds 4.1%
Convertible Bonds, Preferred Stocks 4.9%	Convertible Bonds, Preferred Stocks 5.2%
Floating Rate Loans 0.3%	Floating Rate Loans 0.0%
Other Investments 0.2%	Other Investments 0.3%
Short-Term Investments and Net Other Assets 3.7%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Corporate Bonds - 5.8%
		Principal Amount (c)	Value
Convertible Bonds - 1.1%
Homebuilders/Real Estate - 1.1%
Developers Diversified Realty Corp. 3% 3/15/12		$ 1,960,000	$ 1,945,300
Inland Real Estate Corp. 4.625% 11/15/26		1,693,000	1,693,000
Lexington Master Ltd. Partnership 5.45% 1/15/27 (e)		500,000	495,000
ProLogis Trust 1.875% 11/15/37		1,000,000	988,750
SL Green Realty Corp. 3% 3/30/27 (e)		1,500,000	1,466,250
			6,588,300
Nonconvertible Bonds - 4.7%
Diversified Financial Services - 0.0%
Wrightwood Capital LLC 9% 6/1/14 (b)(e)		1,000,000	300,000
Healthcare - 1.8%
Omega Healthcare Investors, Inc. 6.75% 10/15/22 (e)		730,000	731,825
Senior Housing Properties Trust 6.75% 4/15/20		3,000,000	3,180,000
Skilled Healthcare Group, Inc. 11% 1/15/14		2,040,000	2,091,000
Sun Healthcare Group, Inc. 9.125% 4/15/15		1,000,000	1,075,000
Ventas Realty LP:
6.5% 6/1/16		1,000,000	1,045,000
6.75% 4/1/17		2,080,000	2,225,600
			10,348,425
Homebuilders/Real Estate - 1.7%
Developers Diversified Realty Corp.:
7.5% 4/1/17		214,000	240,135
7.875% 9/1/20		2,437,000	2,788,781
Forest City Enterprises, Inc.:
6.5% 2/1/17		2,040,000	1,774,800
7.625% 6/1/15		605,000	556,600
Highwoods/Forsyth LP 5.85% 3/15/17		1,000,000	1,046,288
HMB Capital Trust V 3.8922% 12/15/36 (b)(e)(f)		1,000,000	0
Nationwide Health Properties, Inc. 6% 5/20/15		1,000,000	1,101,835
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		925,000	957,375
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18 (e)		1,425,000	1,446,375
			9,912,189
Hotels - 1.2%
Host Hotels & Resorts LP 6% 11/1/20 (e)		805,000	790,913
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Hotels - continued
Host Marriott LP 6.375% 3/15/15		$ 2,000,000	$ 2,030,000
Times Square Hotel Trust 8.528% 8/1/26 (e)		4,115,673	4,259,722
			7,080,635
TOTAL NONCONVERTIBLE BONDS			27,641,249
TOTAL CORPORATE BONDS (Cost $34,239,464)			34,229,549
Asset-Backed Securities - 8.6%

Anthracite CDO I Ltd. Series 2002-CIBA:
Class B, 6.633% 5/24/37 (e)		856,000	765,853
Class E, 9.314% 5/24/37 (e)		1,570,000	1,324,295
Anthracite CDO II Ltd. Series 2002-2A:
Class F, 7.6% 12/24/37 (e)		2,445,000	366,750
Class G, 9.75% 12/24/37 (e)		3,248,770	227,414
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6134% 3/23/19 (e)(f)		2,008,268	1,526,283
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 3.0534% 6/26/34 (e)(f)		254,146	23,553
Atherton Franchise Loan Funding LLP:
Series 1998-A Class E, 8.25% 5/15/20 (b)(e)		1,500,000	247,500
Series 1998-A Class F, 7.44% 5/15/20 (b)(e)		761,185	38,059
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1.7534% 3/20/50 (e)(f)		750,000	22,500
Class E, 2.3534% 3/20/50 (e)(f)		3,000,000	60,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (e)		5,600,000	5,558,000
Cbre Realty Finance Cdo 2007-1/LLC 0.54% 4/7/52 (e)(f)		3,290,600	2,073,078
Countrywide Home Loan Trust Series 2006-BC2 Class N, 6.5% 2/25/47 (e)		344,423	0
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (e)		1,595,000	1,164,412
Class B2, 1.6394% 12/28/35 (e)(f)		1,665,000	1,015,715
Class D, 9% 12/28/35 (e)		5,170,000	1,879,295
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (e)		4,400,000	1,232,000
Asset-Backed Securities - continued
		Principal Amount (c)	Value
Crest G-Star Ltd. Series 2001-2A Class C, 10% 2/25/32 (e)		$ 1,330,000	$ 532,000
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (e)		2,200,000	1,892,000
Series 2002-IGA:
Class A, 0.7384% 7/28/17 (e)(f)		1,539,451	1,516,360
Class B, 1.6384% 7/28/35 (e)(f)		921,000	828,900
Series 2004-1A Class H1, 3.9784% 1/28/40 (e)(f)		2,195,000	142,675
Fairfield Street Solar Corp. Series 2004-1A:
Class E1, 3.6569% 11/28/39 (e)(f)		1,000,000	30,000
Class F, 5.1569% 11/28/39 (e)(f)		1,050,000	52,500
G-Star Ltd. Series 2002-1A Class C, 8% 4/25/37 (e)		3,123,098	437,234
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7534% 6/25/35 (f)(h)		1,070,000	67,025
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class E, 1.9034% 9/25/46 (e)(f)		1,609,277	193,113
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.8034% 8/26/30 (e)(f)		564,610	45,169
Class E, 2.2534% 8/26/30 (e)(f)		1,090,062	43,602
Home Equity Asset Trust Series 2006-3N Class B, 6.5% 8/27/36 (e)		990,000	0
Long Beach Asset Holdings Corp. Series 2006-4 Class N1, 5.877% 6/25/46 (e)		906,885	0
Merit Securities Corp. Series 13 Class M1, 7.9882% 12/28/33		1,665,000	1,429,754
N-Star Real Estate CDO Ltd. Series 1A:
Class B1, 1.9669% 8/28/38 (e)(f)		3,810,000	2,438,549
Class C1B, 7.696% 8/28/38 (e)		893,000	543,301
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A:
Class A2, 4.646% 7/24/39 (e)		2,898,138	2,724,250
Class C, 5.08% 7/24/39 (e)		1,225,000	784,000
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		444,970	139,066
Resource Real Estate Funding CDO Series 2007-1A Class J, 3.2034% 9/25/46 (e)(f)		1,190,000	178,500
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 2.9359% 2/5/36 (e)(f)		2,236,165	224
Class E, 4.7859% 2/5/36 (e)(f)		622,283	62
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp.:
Series 2002-1A:
Class IIFX, 6.77% 5/22/37 (e)		2,897,000	2,752,150
Asset-Backed Securities - continued
		Principal Amount (c)	Value
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp.: - continued
Series 2002-1A:
Class IV, 6.84% 5/22/37 (e)		$ 2,787,000	$ 1,811,550
Series 2003-1A Class B2, 5.4802% 12/28/38 (e)		778,000	544,600
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7894% 9/25/26 (e)(f)		4,815,000	1,300,050
Series 2006-1A:
Class A1A, 0.5494% 9/25/26 (e)(f)		1,370,000	1,137,100
Class A1B, 0.6194% 9/25/26 (e)(f)		5,230,000	4,131,904
Class A2A, 0.5094% 9/25/26 (e)(f)		8,775,000	7,283,250
TOTAL ASSET-BACKED SECURITIES (Cost $82,103,162)			50,503,595
Collateralized Mortgage Obligations - 6.9%

Private Sponsor - 6.7%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.4634% 3/15/22 (e)(f)		6,027,035	5,839,140
Bear Stearns Commercial Mortgage Securities Trust Series 2006-BBA7 Class C, 0.4934% 3/15/19 (e)(f)		2,630,000	2,251,941
Countrywide Home Loans, Inc. Series 2005-R3 Class B3, 5.5% 9/25/35 (e)(f)		427,203	20,543
Countrywide Home Loans, Inc.:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (e)(f)		663,185	207,427
Class B4, 6.61% 7/25/32 (e)(f)		875,382	64,767
Series 2002-R2 Class 2B4, 4.5888% 7/25/33 (e)(f)		119,908	25,771
Series 2002-R3:
Class B3, 5.75% 8/25/43 (e)		627,059	212,980
Class B4, 5.75% 8/25/43 (e)		302,451	23,326
Series 2003-40:
Class B3, 4.5% 10/25/18 (e)		127,669	14,682
Class B4, 4.5% 10/25/18 (e)		51,068	5,704
Class B5, 4.5% 10/25/18 (e)		161,373	13,475
Series 2003-50:
Class B4, 5% 11/25/18 (e)		155,092	14,346
Class B5, 5% 11/25/18 (e)		153,292	11,298
Series 2003-R1:
Class 2B4, 4.4311% 2/25/43 (e)(f)		91,865	24,037
Class 2B5, 4.4311% 2/25/43 (e)(f)		275,112	21,767
Series 2003-R2 Class B3, 5.5% 5/25/43 (e)		358,230	13,144
Series 2003-R3 Class B3, 5.5% 11/25/33 (e)		512,100	30,913
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
Private Sponsor - continued
Countrywide Home Loans, Inc.: - continued
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (e)(f)		$ 432,365	$ 14,133
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7596% 9/25/19 (e)(f)		115,609	40,463
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-26:
Class 4B3, 7% 10/25/17		215,775	53,944
Class 4B4, 7% 10/25/17		65,803	5,264
Class 4B5, 7% 10/25/17 (e)		13,262	17
Series 2005-2 Class CB4, 5.2287% 3/25/35 (e)(f)		639,833	6,398
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.4343% 4/25/20 (e)(f)		2,240,000	2,038,400
Series 2010-K6 Class B, 5.3575% 12/26/46 (e)(f)		3,650,000	3,136,369
GMAC Commercial Mortgage Securities, Inc. Series 1993-C3 Class L, 6.974% 8/15/36 (e)		3,009,607	7,524
GMAC Mortgage Loan Trust Series 2003-J4 Class B1, 4.75% 9/25/18 (e)		134,453	53,332
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class F, 6% 10/15/35 (e)		342,653	344,931
LB-UBS Commercial Mortgage Trust sequential payer Series 2006-C6 Class A4, 5.372% 9/15/39		3,000,000	3,217,495
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.753% 6/15/22 (e)(f)		10,534,880	9,705,785
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (e)		7,500,000	7,587,750
Nomura Asset Acceptance Corp. Series 2001-R1A:
Class B1, 7% 2/19/30 (e)		415,399	276,861
Class B2, 7% 2/19/30 (e)		241,616	45,100
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.2034% 7/10/35 (e)(f)		933,228	601,185
Series 2005-A Class B6, 2.2534% 3/10/37 (e)(f)		687,083	121,202
Series 2006-B Class B6, 1.9534% 7/15/38 (e)(f)		1,077,634	7,328
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 11.7534% 12/10/35 (e)(f)		321,794	121,703
Series 2004-A:
Class B7, 4.5034% 2/10/36 (e)(f)		355,442	174,167
Class B9, 9.2534% 2/10/36 (e)(f)		578,660	225,272
Series 2004-B:
Class B8, 5.0034% 2/10/36 (e)(f)		296,765	83,806
Class B9, 8.5034% 2/10/36 (e)(f)		503,644	155,324
Series 2004-C:
Class B7, 3.7534% 9/10/36 (e)(f)		1,628,635	499,502
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2004-C:
Class B8, 4.5034% 9/10/36 (e)(f)		$ 1,450,261	$ 337,766
Class B9, 7.2534% 9/10/36 (e)(f)		542,878	121,279
Series 2005-A:
Class B10, 8.7534% 3/10/37 (e)(f)		429,427	55,997
Class B7, 3.2534% 3/10/37 (e)(f)		1,288,281	204,708
Class B9, 6.0034% 3/10/37 (e)(f)		1,496,124	204,670
Series 2005-B:
Class B7, 3.3534% 6/10/37 (e)(f)		1,604,431	113,594
Class B8, 4.1534% 6/10/37 (e)(f)		552,637	29,842
Class B9, 6.0034% 6/10/37 (e)(f)		534,810	30,645
Series 2005-C:
Class B7, 3.3534% 9/10/37 (e)(f)		1,689,142	129,726
Class B8, 4.0034% 9/10/37 (e)(f)		975,847	58,160
Class B9, 5.9534% 9/10/37 (e)(f)		1,597,341	97,438
Series 2005-D:
Class B7, 4.5034% 12/15/37 (e)(f)		1,528,895	67,271
Class B8, 6.0034% 12/15/37 (e)(f)		1,259,090	49,608
Series 2006-A:
Class B7, 3.7534% 3/15/38 (e)(f)		998,096	29,544
Class B8, 4.1034% 3/15/38 (e)(f)		640,638	9,353
Class B9, 5.7534% 3/15/38 (e)(f)		401,720	3,575
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 4.7859% 12/5/36 (e)(f)		3,681,789	368
Wells Fargo Mortgage Backed Securities Trust Series 2003-3 Class 2B4, 5.25% 4/25/33 (e)		219,493	145,727
TOTAL PRIVATE SPONSOR			39,007,787
U.S. Government Agency - 0.2%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41 (h)		556,503	330,190
Class B4, 7% 9/25/41 (h)		304,766	114,441
Class B5, 7% 9/25/41 (h)		207,031	14,659
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 4.3036% 2/25/42 (e)(f)		121,146	51,359
Class 3B5, 4.3036% 2/25/42 (e)(f)		96,131	5,755
Class B4, 6% 2/25/42 (e)		320,045	8,961
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 4.2568% 1/25/42 (e)(f)		$ 102,863	$ 29,679
Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 5.75% 12/25/42 (h)		1,949,418	592,405
Class B4, 5.75% 12/25/42 (h)		1,027,860	83,323
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 4.3032% 6/25/43 (f)(h)		337,417	87,252
Class 2B5, 4.3032% 6/25/43 (f)(h)		279,428	22,271
TOTAL U.S. GOVERNMENT AGENCY			1,340,295
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $66,682,271)			40,348,082
Commercial Mortgage Securities - 70.6%

Asset Securitization Corp.:
Series 1996-D2 Class B1A, 8.627% 2/14/29 (e)(f)		2,225,000	2,264,383
Series 1997-D4:
Class B1, 7.525% 4/14/29		1,355,000	1,407,798
Class B2, 7.525% 4/14/29		26,000	26,723
Class B5, 7.525% 4/14/29		4,476,925	3,315,724
Series 1997-D5:
Class A3, 6.8647% 2/14/43 (f)		1,007,000	1,081,094
Class A5, 6.9347% 2/14/43 (f)		1,679,000	1,802,550
Class A6, 7.1847% 2/14/43 (f)		1,675,000	1,793,299
Class A7, 7.4247% 2/14/43 (f)		2,865,000	3,034,478
Banc of America Commercial Mortgage Trust Series 2008-1 Class D, 6.1942% 2/10/51 (e)(f)		1,970,000	647,457
Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2002-2 Class F, 5.487% 7/11/43		2,848,575	2,937,699
Series 2005-1 Class A3, 4.877% 11/10/42		1,662,720	1,669,007
Series 2003-1 Class G, 5.608% 9/11/36 (e)		2,210,000	2,149,838
Series 2004-4:
Class K, 4.637% 7/10/42 (e)(f)		1,650,000	8,250
Class L, 4.637% 7/10/42 (e)(f)		1,690,000	8,450
Series 2005-1 Class CJ, 5.1815% 11/10/42 (f)		4,020,000	4,055,854
Series 2005-4 Class H, 5.1756% 7/10/45 (e)(f)		525,000	11,550
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Banc of America Commercial Mortgage, Inc.: - continued
Series 2005-6 Class AJ, 5.19% 9/10/47 (f)		$ 2,000,000	$ 1,964,973
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class B, 0.5134% 3/15/22 (e)(f)		1,215,000	1,158,624
Class J, 1.3034% 3/15/22 (e)(f)		2,050,000	1,312,000
Class K, 2.2534% 3/15/22 (e)(f)		4,742,501	2,608,376
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.456% 3/11/39 (f)		3,175,000	2,876,794
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2006-BBA7:
Class D, 0.5134% 3/15/19 (e)(f)		1,420,000	1,173,347
Class E, 0.5734% 3/15/19 (e)(f)		2,220,000	1,785,565
Class F, 0.5934% 3/15/19 (e)(f)		940,000	734,972
Class G, 0.6934% 3/15/19 (e)(f)		1,585,000	1,155,748
Series 1998-C1 Class F, 6% 6/16/30 (e)		675,000	714,904
Series 1999-C1:
Class G, 5.64% 2/14/31 (e)		1,005,000	918,663
Class H, 5.64% 2/14/31 (e)		1,625,030	1,424,497
Class I, 5.64% 2/14/31 (e)		3,455,000	1,122,406
Series 2006-T22 Class B, 5.5118% 4/12/38 (e)(f)		1,370,000	1,043,801
Series 2007-BBA8:
Class K, 1.4534% 3/15/22 (e)(f)		1,720,000	550,400
Class L, 2.1534% 3/15/22 (e)(f)		3,981,213	1,074,928
Beckman Coulter, Inc. sequential payer Series 2000-A Class A, 7.4975% 12/15/18 (e)		4,385,109	3,946,598
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (e)(f)		127,933	51,045
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class H, 0.5062% 10/25/22 (e)(f)		65,915	8,211
Chase Commercial Mortgage Securities Corp.:
Series 1998-1:
Class F, 6.56% 5/18/30 (e)		2,500,000	2,613,839
Class H, 6.34% 5/18/30 (e)		3,300,000	2,499,143
Series 1998-2 Class J, 6.39% 11/18/30 (e)		3,342,864	660,216
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (e)		4,000,000	4,128,493
Citigroup Commercial Mortgage Trust floater Series 2007-FL3A Classs MLA2, 1.3034% 4/15/22 (e)(f)		306,665	261,868
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
COMM pass-thru certificates:
floater Series 2005-F10A Class E, 0.6234% 4/15/17 (e)(f)		$ 3,100,000	$ 2,480,000
sequential payer Series 2003-LB1A Class D, 4.278% 6/10/38		4,150,000	4,091,822
Series 2001-J2A Class F, 7.0306% 7/16/34 (e)(f)		1,583,000	1,388,740
Commercial Mortgage Acceptance Corp.:
Series 1998-C1 Class F, 6.23% 7/15/31 (e)		620,760	633,370
weighted average coupon Series 1998-C2 Class F, 5.44% 9/15/30 (e)(f)		1,340,675	1,372,017
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 1/17/32 (e)		5,380,000	4,565,057
Series 1999-C2:
Class G, 6% 11/17/32		4,575,000	4,338,999
Class H, 6% 11/17/32		4,372,000	3,187,944
Credit Suisse First Boston Mortgage Securities Corp.:
floater Series 1997-C2 Class H, 7.46% 1/17/35 (e)(f)		3,190,000	2,509,335
Series 1997-C2 Class F, 7.46% 1/17/35 (f)		2,876,000	3,154,443
Series 1998-C1:
Class F, 6% 5/17/40 (e)		12,000,000	11,935,685
Class H, 6% 5/17/40 (e)		3,600,000	322,096
Series 1998-C2:
Class F, 6.75% 11/11/30 (e)		6,500,000	6,994,109
Class G, 6.75% 11/11/30 (e)		1,065,000	1,007,735
Series 2001-CK6 Class NW, 6.08% 8/15/36 (h)		221,343	35,415
Series 2001-SPGA Class C, 6.809% 8/13/18 (e)		670,000	651,266
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (e)(f)		6,026,000	3,736,120
Series 2003-C3 Class J, 4.231% 5/15/38 (e)		2,400,000	1,593,966
Series 2004-TF2A Class AX, 0.0123% 11/15/19 (e)(f)(g)		3,019,773	151
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class L, 2.1534% 2/15/22 (e)(f)		2,385,000	47,700
Credit Suisse/Morgan Stanley Commercial Mortgage Trust:
floater Series 2006-HC1A:
Class A2, 0.5134% 5/15/23 (e)(f)		3,290,000	3,167,869
Class D, 0.7234% 5/15/23 (e)(f)		1,500,000	1,393,987
Class F, 0.8534% 5/15/23 (e)(f)		1,035,000	943,017
Series 2006-HC1A:
Class A1, 0.4434% 5/15/23 (e)(f)		900,723	869,527
Class K, 1.7307% 5/15/23 (e)(f)		2,824,000	2,470,192
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.9034% 3/25/17 (e)(f)		1,220,000	1,012,600
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.4534% 3/25/17 (e)(f)		$ 1,890,000	$ 1,502,550
Class G, 7.2534% 3/25/17 (e)(f)		1,600,000	1,024,960
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (e)		6,101,000	3,355,550
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1:
Class F, 7.5% 6/15/31		2,219,739	2,235,322
Class J, 6.22% 6/15/31		7,160,000	5,959,658
DLJ Commercial Mortgage Corp.:
Series 1998-CF2 Class B3, 6.04% 11/12/31 (e)		5,315,629	5,585,697
Series 1998-CG1 Class B4, 7.2259% 6/10/31 (e)(f)		5,777,000	6,226,380
Series 2000-CKP1 Class B3, 8.0654% 11/10/33 (f)		1,620,000	1,616,923
DLJ Mortgage Acceptance Corp. Series 1996-CF1 Class B4, 8.1729% 3/13/28 (f)		2,155,178	2,112,074
Extended Stay America Trust Series 2010-ESHA Class D, 5.4983% 11/5/27 (e)		3,000,000	2,973,201
First Union National Bank Commercial Mortgage Trust:
sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (e)		3,700,000	3,768,312
Series 2001-C4 Class K, 6% 12/12/33 (e)		3,700,000	3,677,307
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1:
Class G, 6.936% 3/15/33 (e)		2,980,000	2,978,563
Class H, 7.039% 3/15/33 (e)		1,015,000	1,013,920
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust sequential payer Series 1998-C2 Class G, 7% 11/18/35 (e)(f)		3,007,000	3,113,680
Four Times Square Trust sequential payer Series 2006-4TS Class A, 5.401% 12/13/28 (e)		1,600,000	1,709,414
FREMF Mortgage Trust Series 2010-K9 Class B, 5.1633% 8/25/20 (f)		2,300,000	1,960,750
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (e)		2,496,000	2,356,224
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2000-1 Class A2, 6.496% 1/15/33		184,414	184,305
Series 2001-3 Class C, 6.51% 6/10/38		1,920,000	1,980,750
Series 2002-1A Class H, 7.154% 12/10/35 (e)(f)		1,055,000	1,038,322
Series 2005-C3 Class J, 5.131% 7/10/45 (e)(f)		2,277,000	1,069,264
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		2,990,784	752,323
Series 1997-C2:
Class F, 6.75% 4/15/29 (f)		7,298,286	7,643,491
Class G, 6.75% 4/15/29 (f)		4,128,000	4,081,679
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 1997-C2:
Class H, 6.75% 4/15/29 (f)		$ 6,130,384	$ 1,672,946
Series 1999-C1 Class F, 6.02% 5/15/33 (e)		7,400,000	7,614,449
Series 1999-C2I Class K, 6.481% 9/15/33 (h)		7,875,000	275,625
Series 1999-C3:
Class G, 6.974% 8/15/36 (e)		984,144	983,778
Class J, 6.974% 8/15/36 (e)		2,788,000	2,769,751
Class K, 6.974% 8/15/36 (e)		5,260,000	1,846,355
Series 2000-C1:
Class H, 7% 3/15/33 (e)		296,657	299,738
Class K, 7% 3/15/33		2,473,000	1,787,027
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (e)		3,380,000	3,445,980
Series 2003-C2 Class J, 5.234% 1/5/36 (e)(f)		3,210,000	2,584,867
Series 2005-GG3:
Class J, 4.685% 8/10/42 (e)(f)		900,000	184,826
Class K, 4.685% 8/10/42 (e)(f)		1,700,000	266,909
GS Mortgage Securities Corp. II:
Series 1997-GL Class H, 7.7995% 7/13/30 (e)(f)		3,736,000	3,957,918
Series 1998-GLII:
Class F, 7.742% 4/13/31 (e)(f)		401,558	405,932
Class G, 7.6604% 4/13/31 (e)(f)		2,083,000	1,942,522
Series 2001-GL3A Class JGGP, 7.397% 8/5/18 (e)(f)		2,850,000	2,280,000
Series 2004-GG2:
Class J, 5.067% 8/1/38 (e)(f)		420,000	130,830
Class K, 5.067% 8/1/38 (e)(f)		720,000	147,078
Series 2006-RR2:
Class M, 5.674% 6/1/46 (e)(f)		727,000	0
Class N, 5.674% 6/1/46 (e)(f)		160,000	0
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2009-IWST Class D, 7.4453% 12/5/27 (e)(f)		1,750,000	1,848,973
Series 2010-CNTR Class D, 6.1838% 8/5/32 (e)(f)		3,390,000	3,214,322
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2:
Class D, 5.715% 11/15/43 (e)(f)		1,650,000	1,505,270
Class XB, 0.7549% 11/15/43 (e)(g)		26,860,000	996,818
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (e)(f)		2,003,000	10,015
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
JPMorgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2001-A:
Class X, 1.3293% 10/15/32 (e)(f)(g)		$ 9,561,126	$ 510
Series 2002-C1:
Class C, 5.613% 7/12/37		705,000	730,564
Class E, 6.135% 7/12/37 (e)		1,686,000	1,667,799
Series 2003-C1 Class D, 5.192% 1/12/37		1,510,000	1,513,264
Series 2003-CB7 Class L, 5.173% 1/12/38 (e)(f)		4,096,000	238,211
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2005-FL1A Class A2, 0.4334% 2/15/19 (e)(f)		1,877,544	1,840,061
Series 2006-FL1A Class E, 0.6234% 2/15/20 (e)(f)		577,132	474,569
sequential payer Series 2005-LDP2 Class A4, 4.738% 7/15/42		2,000,000	2,115,406
Series 2004-CBX Class D, 5.097% 1/12/37 (f)		1,215,000	1,036,748
Series 2005-PRKS Class A, 10.075% 1/15/15 (e)(f)		2,407,849	675,883
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		6,337,414	6,659,583
Series 1999-C7:
Class G, 6% 10/15/35 (e)		4,373,018	4,453,853
Class H, 6% 10/15/35 (e)		1,991,000	2,016,951
Class NR, 6% 10/15/35 (e)		2,655,844	1,147,704
Series 1999-C8:
Class G, 6% 7/15/31 (e)		1,205,000	1,196,971
Class H, 6% 7/15/31 (e)		2,045,000	61,350
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class K, 6.3% 2/18/30 (e)		2,483,000	44,694
Series 1998-C4 Class G, 5.6% 10/15/35 (e)		4,037,000	4,153,266
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0831% 4/25/21 (e)(f)		151,766	100,925
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		1,170,000	1,107,042
Series 2005-C7:
Class AJ, 5.323% 11/15/40		3,740,000	3,626,093
Class AM, 5.263% 11/15/40 (f)		518,000	534,163
Series 2006-C7 Class AM, 5.378% 11/15/38		1,160,000	1,142,470
Series 2001-C7:
Class M, 5.868% 11/15/33		4,957,000	3,185,962
Class P, 5.868% 11/15/33		1,320,000	449,736
Series 2002-C1:
Class J, 6.95% 3/15/34 (e)(f)		1,319,000	1,353,787
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
LB-UBS Commercial Mortgage Trust: - continued
Series 2002-C1:
Class K, 6.428% 3/15/34 (e)		$ 4,024,000	$ 3,772,599
Series 2002-C2 Class M, 5.683% 7/15/35 (e)		950,000	686,078
Series 2005-C2 Class AJ, 5.205% 4/15/30 (f)		5,260,000	5,278,738
Series 2006-C4:
Class AJ, 5.9009% 6/15/38 (f)		3,315,000	3,104,485
Class AM, 5.9009% 6/15/38 (f)		3,840,000	4,005,760
Mach One Trust LLC Series 2004-1A:
Class L, 5.4492% 5/28/40 (e)(f)		1,393,000	195,020
Class M, 5.4492% 5/28/40 (e)(f)		1,533,000	91,980
Merrill Lynch Financial Asset, Inc.:
Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	551,000	289,948
Class G, 4.384% 7/12/37	CAD	275,000	139,597
Class H, 4.384% 7/12/37	CAD	184,000	90,125
Class J, 4.384% 7/12/37	CAD	275,000	130,018
Class K, 4.384% 7/12/37	CAD	275,000	125,535
Class L, 4.384% 7/12/37	CAD	184,000	81,119
Class M, 4.384% 7/12/37	CAD	772,000	238,382
Series 2005-CA17:
Class F, 4.525% 11/12/37 (f)	CAD	812,000	387,930
Class G, 4.525% 11/12/37 (f)	CAD	846,000	388,134
Class H, 4.525% 11/12/37 (f)	CAD	235,000	100,467
Class J, 4.525% 11/12/37 (f)	CAD	248,000	98,056
Class K, 4.525% 11/12/37 (f)	CAD	261,000	98,961
Class L, 4.525% 11/12/37 (f)	CAD	248,000	90,218
Class M, 4.525% 11/12/37 (f)	CAD	2,006,355	490,175
Merrill Lynch Mortgage Investors Trust:
Series 1997-C2 Class F, 6.25% 12/10/29 (f)		7,281,750	7,528,470
Series 1998-C3 Class E, 6.8552% 12/15/30 (f)		1,462,000	1,579,976
Series 1999-C1 Class G, 6.71% 11/15/31 (e)		2,235,002	224
Merrill Lynch Mortgage Trust:
Series 2002-MW1:
Class H, 5.695% 7/12/34 (e)		1,975,000	1,480,856
Class J, 5.695% 7/12/34 (e)		700,000	376,058
Series 2004-KEY2:
Class J, 5.091% 8/12/39 (e)(f)		1,869,000	72,652
Class K, 5.091% 8/12/39 (e)(f)		1,482,000	36,309
Class L, 5.091% 8/12/39 (e)		1,370,000	19,865
Series 2004-MKB1 Class F, 5.5091% 2/12/42 (e)(f)		1,380,000	1,323,989
Series 2006-C1:
Class AJ, 5.6545% 5/12/39 (f)		1,240,000	1,091,741
Class AM, 5.6545% 5/12/39 (f)		700,000	703,988
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Mezz Capital Commercial Mortgage Trust:
Series 2004-C1:
Class F, 9.422% 1/15/37 (e)		$ 645,000	$ 0
Class G, 12.349% 1/15/37 (e)		465,000	0
Class IO, 7.979% 1/15/37 (f)(g)		752,034	71,443
Series 2004-C2:
Class D, 7.347% 10/15/40 (e)		1,074,000	46,934
Class E, 8.309% 10/15/40 (e)		441,000	18,169
Class F, 10.223% 10/15/40 (e)		772,000	4,092
Class G, 12.512% 10/15/40 (e)(f)		497,000	0
Series 2005-C3:
Class D, 7.7% 5/20/44 (e)		1,039,000	0
Class E, 8.757% 5/20/44 (e)		738,000	0
Class F, 10.813% 5/20/44 (e)		479,000	0
Class G, 10% 5/15/44 (e)		673,000	0
Morgan Stanley Capital I Trust:
floater Series 2006-XLF Class J, 0.684% 7/15/19 (e)(f)		2,750,000	1,815,000
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (e)		3,226,162	3,218,096
Series 2006-HQ10 Class AM, 5.36% 11/12/41		4,640,000	4,595,333
Series 2006-HQ9 Class AM, 5.773% 7/12/44		1,098,000	1,137,768
Series 1997-RR:
Class F, 7.4488% 4/30/39 (e)(f)		1,387,663	1,332,157
Class G1, 4.3351% 4/30/39 (e)(f)		2,184,806	395,450
Series 1998-CF1:
Class F, 7.35% 7/15/32 (e)		2,170,000	2,311,050
Class G, 7.35% 7/15/32 (e)		1,590,000	942,075
Series 1998-HF2 Class G, 6.01% 11/15/30 (e)		4,405,745	4,435,441
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (e)		2,262,373	533,822
Class N, 6.54% 3/15/32 (e)		305,233	153
Series 1999-WF1:
Class L, 5.91% 11/15/31 (e)		1,071,000	1,003,932
Class N, 5.91% 11/15/31 (e)		1,600,000	1,193,350
Class O, 5.91% 11/15/31 (e)		2,179,514	468,927
Series 2003-IQ5 Class C, 5.2823% 4/15/38 (f)		1,200,000	1,227,355
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		5,000,000	4,874,950
Morgan Stanley Dean Witter Capital I Trust:
Series 2000-LIFE Class H, 6.5% 11/15/36 (e)		1,237,000	974,376
Series 2000-PRIN Class C, 7.9523% 2/23/34 (f)		2,519,000	2,797,555
Series 2001-IQA Class F, 6.79% 12/18/32 (e)		1,256,395	1,268,710
Series 2001-TOP3 Class E, 7.1804% 7/15/33 (e)(f)		1,130,000	1,153,393
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Morgan Stanley Dean Witter Capital I Trust: - continued
Series 2003-TOP9 Class E, 5.7428% 11/13/36 (e)(f)		$ 630,000	$ 571,425
NationsLink Funding Corp. Series 1998-2:
Class F, 7.105% 8/20/30 (e)		4,277,599	4,587,657
Class G, 5% 8/20/30 (e)		2,427,000	2,517,912
Class J, 5% 8/20/30 (e)		2,240,000	2,085,440
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)		7,453,000	7,541,805
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)		1,876,867	1,942,558
Prudential Securities Secured Financing Corp.:
Series 1998-C1 Class F, 6.8853% 2/15/13 (e)(f)		3,765,000	3,917,780
Series 1999-NRF1 Class F, 6.074% 11/1/31 (e)		37,203	38,226
RBSCF Trust Series 2010-MB1 Class D, 4.6658% 4/15/24 (e)(f)		3,230,000	3,141,821
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (e)	CAD	1,170,000	751,098
Class G, 4.456% 9/12/38 (e)	CAD	585,000	357,325
Class H, 4.456% 9/12/38 (e)	CAD	390,000	226,782
Class J, 4.456% 9/12/38 (e)	CAD	390,000	215,150
Class K, 4.456% 9/12/38 (e)	CAD	195,000	95,730
Class L, 4.456% 9/12/38 (e)	CAD	281,000	130,731
Class M, 4.456% 9/12/38 (e)	CAD	1,400,602	343,779
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	979,939
Class G, 4.57% 4/12/23	CAD	505,000	310,856
Class H, 4.57% 4/12/23	CAD	505,000	295,985
Class J, 4.57% 4/12/23	CAD	505,000	281,980
Class K, 4.57% 4/12/23	CAD	253,000	134,660
Class L, 4.57% 4/12/23	CAD	757,000	384,274
Class M, 4.57% 4/12/23	CAD	2,222,418	500,206
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 9.35% 1/15/19 (b)(e)(f)		384,889	257,875
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 1999-C1 Class H, 6.7238% 5/18/32 (e)(f)		2,500,000	2,697,609
Series 2001-C1 Class E, 6.31% 12/18/35		1,155,000	1,154,024
Series 2001-MMA:
Class E6, 6.5% 2/18/34 (e)(f)		2,341,000	2,068,742
Class F6, 6.5% 2/18/34 (e)(f)		517,000	434,900
Structured Asset Securities Corp.:
Series 1996-CFL Class I, 7.75% 2/25/28 (e)		1,248,509	1,315,804
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Structured Asset Securities Corp.: - continued
Series 1997-LLI Class F, 7.3% 10/12/34 (e)		$ 3,185,000	$ 3,291,988
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 6.0429% 8/15/39 (f)		1,150,000	1,158,723
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (e)		1,530,000	1,518,525
UBS Commercial Mortgage Trust Series 2007-FL1 Class G, 0.8284% 7/15/24 (e)(f)		2,500,000	702,743
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/20 (e)		1,330,000	1,364,391
Wachovia Bank Commercial Mortgage Trust:
floater Series 2007-WHL8 Class MH1, 1.0534% 6/15/20 (e)(f)		690,568	601,435
Series 2004-C10 Class E, 4.931% 2/15/41		2,430,000	2,265,915
Series 2004-C11:
Class D, 5.3114% 1/15/41 (f)		2,720,000	2,428,405
Class E, 5.3614% 1/15/41 (f)		2,465,000	2,003,824
Series 2004-C12 Class D, 5.3052% 7/15/41 (f)		2,030,000	1,830,102
Series 2004-C14:
Class B, 5.17% 8/15/41		1,920,000	1,873,113
Class C, 5.21% 8/15/41		1,260,000	1,182,888
Series 2004-C15 Class 175C, 5.8479% 10/15/41 (e)(f)		1,250,000	1,173,615
Washington Mutual Multi-family Mortgage LLC Series 2001-1 Class B4, 7.0968% 10/18/31 (e)(f)		5,163,000	5,203,024
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $449,111,646)			413,324,588
Common Stocks - 0.0%
	Shares
Homebuilders/Real Estate - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(e) (Cost $152)	15,170	152
Nonconvertible Preferred Stocks - 3.8%

Homebuilders/Real Estate - 3.8%
Annaly Capital Management, Inc. Series A, 7.875%	108,781	2,797,847
Apartment Investment & Management Co.:
Series T, 8.00%	103,000	2,628,560
Series U, 7.75%	36,000	918,360
CBL & Associates Properties, Inc. 7.375%	129,000	3,058,590
Nonconvertible Preferred Stocks - continued
	Shares	Value
Homebuilders/Real Estate - continued
Cedar Shopping Centers, Inc. 8.875%	56,272	$ 1,412,427
CenterPoint Properties Trust Series D, 5.377%	2,775	1,290,375
Corporate Office Properties Trust Series H, 7.50%	5,000	124,750
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	107,000	2,669,650
LaSalle Hotel Properties Series G, 7.25%	51,925	1,253,989
Lexington Realty Trust 7.55%	20,000	489,400
MFA Financial, Inc. Series A, 8.50%	12,100	302,500
PS Business Parks, Inc.:
6.875%	34,911	863,698
7.20%	19,500	486,525
7.375%	10,000	251,700
Public Storage:
Series M, 6.625%	112,791	2,810,752
Series P, 6.50%	40,000	997,600
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $22,783,222)		22,356,723
Floating Rate Loans - 0.3%
	Principal Amount (c)
Hotels - 0.3%
Extended Stay America, Inc. term loan 9.75% 11/1/15 (Cost $1,488,224)	$ 1,500,000	1,496,250
Interfund Loans - 0.1%

With Fidelity Advisor Large Cap Fund at 0.47% due 12/1/10 (d) (Cost $439,000)	439,000	439,000
Preferred Securities - 0.2%

Diversified Financial Services - 0.0%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (e)	1,100,000	0
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (e)	2,140,000	21
Ipswich Street CDO Series 2006-1, 6/27/46 (b)(e)	2,515,000	0
Lenox Ltd. Series 2007-1 3/4/45 (e)	1,865,000	0
		21
Homebuilders/Real Estate - 0.2%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	3,000,000	150,000
Preferred Securities - continued
	Principal Amount (c)	Value
Homebuilders/Real Estate - continued
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	$ 3,100,000	$ 930,000
Crest G-Star Ltd. Series 2001-2A Class PS, 2/25/32 (e)	1,100,000	77,000
		1,157,000
TOTAL PREFERRED SECURITIES (Cost $14,278,662)		1,157,021
Cash Equivalents - 3.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.24%, dated 11/30/10 due 12/1/10 (Collateralized by U.S. Government Obligations) # (Cost $18,730,000)	$ 18,730,123	18,730,000
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $689,855,803)		582,584,960
NET OTHER ASSETS (LIABILITIES) - 0.5%		2,685,397
NET ASSETS - 100%		$ 585,270,357
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing
(b) Non-income producing - Security is in default.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Loan is with an affiliated fund.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $355,996,793 or 60.8% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,622,606 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class NW, 6.08% 8/15/36	7/1/02	$ 113,161
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates: Class B3, 7% 9/25/41	5/21/03	$ 482,245
Class B4, 7% 9/25/41	11/2/01	$ 141,716
Class B5, 7% 9/25/41	11/2/01	$ 44,512
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates: Class B3, 5.75% 12/25/42	3/25/03	$ 1,469,070
Class B4, 5.75% 12/25/42	3/25/03	$ 547,335
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates: Class 2B4, 4.3032% 6/25/43	9/29/03	$ 137,023
Class 2B5, 4.3032% 6/25/43	9/29/03	$ 38,140
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2I Class K, 6.481% 9/15/33	3/23/07	$ 4,528,125
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7534% 6/25/35	6/3/05	$ 943,960
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$18,730,000 due 12/01/10 at 0.24%
BNP Paribas Securities Corp.	$ 2,134,736
Barclays Capital, Inc.	7,154,849
Credit Agricole Securities (USA), Inc.	1,483,691
Credit Suisse Securities (USA) LLC	227,960
Deutsche Bank Securities, Inc.	382,612
Dresdner Kleinwort Securities LLC	382,612
HSBC Securities (USA), Inc.	2,678,285
J.P. Morgan Securities, Inc.	2,295,673
Mizuho Securities USA, Inc.	765,224
RBC Capital Markets Corp.	765,224
RBS Securities, Inc.	382,612
Wells Fargo Securities LLC	76,522
$ 18,730,000
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities - Financials	$ 22,356,875	$ 21,066,348	$ -	$ 1,290,527
Corporate Bonds	34,229,549	-	33,929,549	300,000
Asset-Backed Securities	50,503,595	-	28,237,746	22,265,849
Collateralized Mortgage Obligations	40,348,082	-	37,840,666	2,507,416
Commercial Mortgage Securities	413,324,588	-	387,863,890	25,460,698
Floating Rate Loans	1,496,250	-	-	1,496,250
Interfund Loans	439,000	-	439,000	-
Preferred Securities	1,157,021	-	-	1,157,021
Cash Equivalents	18,730,000	-	18,730,000	-
Total Investments in Securities:	$ 582,584,960	$ 21,066,348	$ 507,040,851	$ 54,477,761
Percentage of Market Value:	100%	3.6%	87.0%	9.4%
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Financials
Beginning Balance	$ 1,227,938
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	62,437
Cost of Purchases	152
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,290,527
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 62,437
Corporate Bonds
Beginning Balance	$ 2,683,288
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(45,100)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(2,338,188)
Ending Balance	$ 300,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (45,100)
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ 22,051,704
Total Realized Gain (Loss)	241,836
Total Unrealized Gain (Loss)	6,913,628
Cost of Purchases	1,209,080
Proceeds of Sales	(2,141,648)
Amortization/Accretion	(2,214,681)
Transfers in to Level 3	3,727,083
Transfers out of Level 3	(7,521,153)
Ending Balance	$ 22,265,849
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 6,784,021
Collateralized Mortgage Obligations
Beginning Balance	$ 5,561,996
Total Realized Gain (Loss)	(202,688)
Total Unrealized Gain (Loss)	2,393,052
Cost of Purchases	259,767
Proceeds of Sales	(3,721,134)
Amortization/Accretion	(675,346)
Transfers in to Level 3	28,878
Transfers out of Level 3	(1,137,109)
Ending Balance	$ 2,507,416
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 856,312
Commercial Mortgage Securities
Beginning Balance	$ 43,186,411
Total Realized Gain (Loss)	839,323
Total Unrealized Gain (Loss)	5,819,737
Cost of Purchases	1,853,566
Proceeds of Sales	(5,860,481)
Amortization/Accretion	(1,988,148)
Transfers in to Level 3	4,638,904
Transfers out of Level 3	(23,028,614)
Ending Balance	$ 25,460,698
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 5,487,986
Investments in Securities:
Floating Rate Loans
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	8,026
Cost of Purchases	1,488,125
Proceeds of Sales	-
Amortization/Accretion	99
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,496,250
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 8,026
Preferred Securities
Beginning Balance	$ 952,207
Total Realized Gain (Loss)	(932,250)
Total Unrealized Gain (Loss)	1,132,421
Cost of Purchases	66,600
Proceeds of Sales	(66,000)
Amortization/Accretion	4,043
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,157,021
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 134,171

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Significant transfers from Level 3 to Level 2, particularly for commercial mortgage securities, were attributable to observable market data becoming available for these securities. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $17,635,414 of which $5,138,254 and $12,497,160 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including repurchase agreements of $18,730,000) - See accompanying schedule: Unaffiliated issuers (cost $689,416,803)	$ 582,145,960
Other affiliated issuers (cost $439,000)	439,000
Total Investments (cost $689,855,803)		$ 582,584,960
Cash		253,868
Receivable for investments sold		71,228
Dividends receivable		113,469
Interest receivable		3,557,791
Prepaid expenses		2,094
Other affiliated receivables		77
Total assets		586,583,487

Liabilities
Payable for investments purchased	$ 582,336
Distributions payable	218,116
Accrued management fee	347,592
Other affiliated payables	30,211
Other payables and accrued expenses	134,875
Total liabilities		1,313,130

Net Assets		$ 585,270,357
Net Assets consist of:
Paid in capital		$ 696,496,181
Undistributed net investment income		15,814,844
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,778,433)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,262,235)
Net Assets, for 74,712,765 shares outstanding		$ 585,270,357
Net Asset Value, offering price and redemption price per share ($585,270,357 ÷ 74,712,765 shares)		$ 7.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 2,701,600
Interest (including $32,976 from affiliated interfund lending)		39,994,625
Total income		42,696,225

Expenses
Management fee	$ 3,597,616
Transfer agent fees	75,326
Accounting fees and expenses	242,917
Custodian fees and expenses	14,111
Independent trustees' compensation	2,773
Audit	223,694
Legal	2,287
Miscellaneous	5,865
Total expenses before reductions	4,164,589
Expense reductions	(549)	4,164,040
Net investment income		38,532,185
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,604,936)
Foreign currency transactions	3,375
Total net realized gain (loss)		(3,601,561)
Change in net unrealized appreciation (depreciation) on: Investment securities	75,603,588
Assets and liabilities in foreign currencies	15,039
Total change in net unrealized appreciation (depreciation)		75,618,627
Net gain (loss)		72,017,066
Net increase (decrease) in net assets resulting from operations		$ 110,549,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 38,532,185	$ 32,935,030
Net realized gain (loss)	(3,601,561)	(10,850,020)
Change in net unrealized appreciation (depreciation)	75,618,627	57,638,614
Net increase (decrease) in net assets resulting from operations	110,549,251	79,723,624
Distributions to shareholders from net investment income	(43,928,303)	(19,245,217)
Share transactions Proceeds from sales of shares	230,443,645	45,000,000
Reinvestment of distributions	40,409,396	18,120,150
Cost of shares redeemed	(131,387,177)	(56,778,354)
Net increase (decrease) in net assets resulting from share transactions	139,465,864	6,341,796
Total increase (decrease) in net assets	206,086,812	66,820,203

Net Assets
Beginning of period	379,183,545	312,363,342
End of period (including undistributed net investment income of $15,814,844 and undistributed net investment income of $24,897,287, respectively)	$ 585,270,357	$ 379,183,545
Other Information Shares
Sold	31,944,922	7,536,111
Issued in reinvestment of distributions	5,623,956	3,101,688
Redeemed	(18,224,415)	(9,545,771)
Net increase (decrease)	19,344,463	1,092,028

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Cash Flows

Year ended November 30, 2010

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ 110,549,251
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Change in receivable for investments sold	(22,410)
Change in dividend receivable	26,109
Change in interest receivable	(798,413)
Change in prepaid expenses	(234)
Change in other assets	759
Change in payable for investments purchased	579,521
Change in other payables and accrued expenses	122,438
Purchases of long-term investments	(211,946,361)
Proceeds from sales of long-term investments	77,479,719
Purchases of and proceeds from maturities/sales of short-term investments - net	(1,495,752)
Net cash from return of capital distributions	248,993
Net amortization/accretion of premium/discount	1,754,174
Net realized loss on investment securities and foreign currency transactions	3,601,561
Change in net unrealized (appreciation) depreciation on investment securities and assets and liabilities in foreign currencies	(75,618,627)
Net cash provided by operating activities	(95,519,272)
Cash flows from financing activities:
Cash Distributions Paid	(3,331,436)
Proceeds from sales of shares	230,443,645
Cost of shares redeemed	(131,387,177)
Net cash used in financing activities	95,725,032
Net increase in cash	205,760
Cash, beginning of year	48,108
Cash, end of year	$ 253,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.85	$ 5.76	$ 10.11	$ 11.37	$ 11.37
Income from Investment Operations
Net investment income B	.567	.598	.804	.871	.958
Net realized and unrealized gain (loss)	1.096	.844	(4.294)	(1.177)	.090
Total from investment operations	1.663	1.442	(3.490)	(.306)	1.048
Distributions from net investment income	(.683)	(.352)	(.835)	(.924)	(.928)
Distributions from net realized gain	-	-	(.025)	(.030)	(.120)
Total distributions	(.683)	(.352)	(.860)	(.954)	(1.048)
Net asset value, end of period	$ 7.83	$ 6.85	$ 5.76	$ 10.11	$ 11.37
Total Return A	25.65%	26.28%	(37.01)%	(2.96)%	9.80%
Ratios to Average Net Assets C
Expenses before reductions	.83%	.90%	.85%	.82%	.82%
Expenses net of fee waivers, if any	.83%	.90%	.84%	.82%	.82%
Expenses net of all reductions	.83%	.90%	.83%	.82%	.82%
Net investment income	7.67%	10.11%	9.33%	8.02%	8.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 585,270	$ 379,184	$ 312,363	$ 520,417	$ 599,768
Portfolio turnover rate	17%	18%	20%	17%	22%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The Fund attempts to obtain prices from more than one independent pricing service or dealer. For certain securities, independent prices may be unavailable, unreliable or limited to a single source or dealer. As of November 30, 2010, 53% of the securities held by

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2. Significant Accounting Policies - continued

Security Valuation - continued

the Fund were either valued based on a price provided by a single source or dealer or were fair valued. Actual prices may differ from the values that would be realized if the securities were sold, and the differences could be material.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, capital loss carryforwards, controlled foreign corporations and losses deferred due to wash sales and excise tax regulations.

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 36,957,106
Gross unrealized depreciation	(136,036,085)
Net unrealized appreciation (depreciation)	$ (99,078,979)

Tax Cost	$ 681,663,939

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,622,554
Capital loss carryforward	$ (17,635,414)
Net unrealized appreciation (depreciation)	$ (99,070,395)

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 43,928,303	$ 19,245,217

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

3. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $211,946,361 and $77,479,719, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $73 for the period.

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5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption "Interfund Loans" in the Fund's Schedule of Investments with accrued interest included in Other Receivables on the Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 9,523,488.43%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,832 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $344 and $205, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the fund.

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Notes to Financial Statements - continued

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgaged backed securities. The value, liquidity and related income of these securities is sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Many of the Fund's investments in these asset classes have experienced increased volatility of market price and periods of illiquidity during the period. As a result, the price used by the Fund under these conditions may differ from the value that would be realized if the security was sold.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, the cash flows for the year ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2011

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates $27,232,591 of distributions paid during the period January 1, 2010 to November 30, 2010 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Real Estate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund compared favorably to its benchmark for three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 71% means that 29% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2009. The Board considered that the fund is a unique investment product for large institutional clients that, unlike typical high income funds, focuses on lower quality commercial mortgage-backed securities and other real estate related investments that result in higher research costs and, as such, competitive rankings are less meaningful. FMR is not aware of any other mutual funds with a similar investment strategy, nor does Lipper have an investment objective category that matches the fund's investment policies.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

REHI-UANN-0111
1.786712.107

Item 2. Code of Ethics

As of the end of the period, November 30, 2010, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the "Fund"):

Services Billed by PwC

November 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$216,000	$-	$5,300	$2,000

November 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$323,000	$-	$12,600	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2010A	November 30, 2009A
Audit-Related Fees	$2,605,000	$2,755,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2010 A	November 30, 2009 A
PwC	$4,710,000	$4,425,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

I

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 28, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 28, 2011